SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       Date of Report:  NOVEMBER 11, 2003

              (Date of earliest event reported):  NOVEMBER 11, 2003


                                  AUDIBLE, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                 000-26529                         22-3407945
           (Commission File No.)        (IRD Employer Identification No.)


                            65 Willowbrook Boulevard
                                 Wayne, NJ 07470
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (973) 837-2700



ITEM 7.     FINANCIAL INFORMATION AND EXHIBITS.

(c)         Exhibits

99.1        Press release issued by the Company on NOVEMBER 11, 2003

ITEM 9.     REGULATION FD DISCLOSURE.

In accordance with guidance from the Securities and Exchange Commission in Release No. 33-8216, the information furnished under this Item 9 ("Regulation FD Disclosure") is intended to be furnished under Item 12 ("Results of Operations and Financial Condition"). The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

On NOVEMBER 11, 2003, Audible, Inc. (the "Company") issued a press release (the "Press Release") announcing certain financial results for the quarter ended SEPTEMBER 30, 2003. A copy of the press release is attached hereto as Exhibit
99.1 and incorporated herein by reference.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              AUDIBLE, INC.
                              (Registrant)

                              By: /s/Andrew P. Kaplan
                              --------------------------------
                              Name:  Andrew P. Kaplan
                              Title: Chief Financial Officer
                                     and Exec. Vice President,
                                     Finance & Administration



                                INDEX TO EXHIBITS

Exhibit No.

99.1     Press release issued by the Company on NOVEMBER 11, 2003.


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